Exhibit 99.2

THE MONY GROUP INC.

STATISTICAL SUPPLEMENT

AS OF AND FOR THE

THREE-MONTHS ENDED

MARCH 31, 2004 AND 2003

TABLE OF CONTENTS

Preface:

The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission. All financial information herein is calculated in accordance with generally accepted accounting principles unless otherwise noted.

All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

WALL STREET ANALYST COVERAGE DATA

Brokerage	Analyst	Telephone
Credit Suisse First Boston	Thomas Gallagher	(212) 538-2010
Deutsche Bank Securities Inc.	Vanessa Wilson	(212) 469-7351
Dowling & Partners Securities, LLC	Len Savage	(203) 359-8860
Goldman Sachs	Joan Zief	(212) 902-6778
Keefe, Bruyette & Woods, Inc.	Jukka Lipponen	(860) 722-5905
Langen McAlenney	Robert Glasspiegel	(860) 724-1203

Investor Information Line

Contact: Jay Davis

Tel (212) 708-2917

E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company	Trusted Securites Advisors Corp.
1740 Broadway	7760 France Avenue South, Suite 420
New York, NY 10019	Minneapolis, MN 55435

MONY Life Insurance Company of America	The Advest Group, Inc.
1740 Broadway	90 State House Square
New York, NY 10019	Hartford, CT 06103

U.S. Financial Life Insurance Company	Matrix Capital Markets Group Inc.
10290 Alliance Road	11 South 12th Street
Cincinnati, OH 45242	Suite 325
Richmond, VA 23219
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450	Lebenthal & Co., Inc.
Atlanta, GA 30326	120 Broadway
New York, NY 10271
MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

CLAIMS PAYING ABILITY/ FINANCIAL STRENGTH RATINGS (1)	SENIOR DEBT RATINGS (2)

Standard	Standard
& Poors	& Poors
A	BBB

A.M.	A.M.
Best (3)	Best
A	bbb+

Moody's	Moody's
A2	Baa2

Fitch	Fitch
A+	BBB+

(1)	MONY Life Insurance Company and MONY Life Insurance Company of America
(2)	The MONY Group Inc.
(3)	MONY Life Insurance Company, MONY Life Insurance Company of America, and
U.S.	Financial Life Insurance Company

(Unaudited)

SUMMARY FINANCIAL INFORMATION

	Three-months Ended March 31,
	2004	2003
	($ millions, except per share amounts)
CONSOLIDATED INCOME STATEMENT DATA :
Net (loss)/income	$(12.3)	$7.6
Net realized gains from investments	(2.5)	(9.4)
Net (income)/loss from venture capital investments	(0.6)	5.2
Merger related expenses	20.0	—
Cumulative effect of a change in accounting principle(2)	(4.0)	—

Adjusted operating income (1):	$0.6	$3.4

PER SHARE CALCULATIONS:
NET (LOSS)/INCOME PER SHARE:
Basic	$(0.25)	$0.16
Diluted	$(0.25)	$0.16
ADJUSTED OPERATING INCOME (1):
Basic	$0.01	$0.07
Diluted	$0.01	$0.07
Share Data(3):
Weighted-average shares outstanding used in basic per share calculations	50,121,814	46,961,194
Plus: Incremental shares from assumed conversion of dilutive securities	—	23,816

Weighted-average shares used in diluted per share calculations	50,121,814	46,985,010

OTHER DATA:
Employee count	3,208	3,219
Career agent count (Domestic and International)	1,369	1,514
US Financial Life Brokerage General Agencies	214	230
Trusted Advisors Registered Representatives	319	488
Active Enterprise Selling Agreements	391	360
Advest Financial Advisors	490	509

(1) In addition to reporting and measuring the Company's results of operations based on net income/(loss) as determined in accordance with generally accepted accounting principles (GAAP), the Company also reports what it refers to as "adjusted operating income", which, while derived from our results in accordance with GAAP, represents a non-GAAP financial measure. The Company generally defines "adjusted operating income" as net income/(loss) determined in accordance with GAAP excluding after -tax net realized gains/(losses) and the net after-tax results from the Company's venture capital investments. These items will fluctuate from period to period depending on the prevailing interest rate and economic environment, and are not necessarily indicative of the overall operating trends in our core operations. In addition, for the three-month period ended March 31, 2004 the company has excluded expenses incurred in connection with its pending acquisition by AXA Financial Inc. and a gain from the cumulative effect of the adoption of SOP 03-1 in calculating its “adjusted operating income” because such expenses and gains are not indicative of overall operating trends in the Company’s core operations. Both the Company and many users of its financial information use this non-GAAP financial measure to evaluate the company's operating performance.

(2) On January 1, 2004, the Company adopted the AICPA's Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The cumulative effect of the adoption of SOP 03-1, totaling $4.0 million or $0.08 per share, is shown as a one time credit to income in the Company's income statement for the three-month period ended March 31, 2004.

(3) 815,257 incremental shares from the assumed conversion of dilutive securities were not included in the computation of per share amounts for the three-month period ended March 31, 2004 because their inclusion would be anti-dilutive.

(Unaudited)

SUMMARY FINANCIAL INFORMATION—CONTINUED

	March 31, 2004	December 31, 2003
	($ millions)
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)	$13,683.7	$13,416.6
Separate accounts assets	4,952.0	4,854.9
Other assets	2,969.5	3,050.3

Total Assets	$21,605.2	$21,321.8

Policyholders' liabilities	$11,655.0	$11,575.2
Separate account liabilities	4,949.0	4,851.9
Long term debt	876.4	876.4
Other liabilities	2,024.5	1,924.1

Total Liabilities	19,504.9	19,227.6
Equity, excluding accumulated comprehensive income	2,032.7	2,042.4
Accumulated comprehensive income (ACI)	67.6	51.8

Total Shareholders' Equity	2,100.3	2,094.2

Total Liabilities and Shareholders' Equity	$21,605.2	$21,321.8

SHARE DATA:
Diluted book value per share	$41.22	$41.60
Diluted book value per share (excluding accumulated comprehensive income)	$39.90	$40.57

CAPITALIZATION:
Long term debt	$876.4	$876.4
Shareholders' Equity (Excluding ACI)	2,032.7	2,042.4

Total capitalization	$2,909.1	$2,918.8

Debt as Percent of Total Capitalization	30.1%	30.0%

STATUTORY DATA (1):
Capital and Surplus	$915.4	$927.1
Asset Valuation Reserve (AVR)	158.8	178.5

Total Capital and Surplus plus AVR	$1,074.2	$1,105.6

(1) The statutory data presented above represents that of MONY Life, the principal insurance company subsidiary of the MONY Group and direct or indirect parent of all of MONY Group’s insurance subsidiaries. The sufficiency of MONY Life’s statutory capital and surplus is a significant factor in determining its and its subsidiaries claims paying ability ratings. Refer to page 3 herein for MONY Life’s claims paying ability ratings, as well as those of its insurance subsidiaries. Statutory basis surplus is computed on the basis of Statutory Accounting Practices, which are those accounting principles or practices prescribed or permitted by an insurer’s domiciliary state. Statutory Accounting Practices are set forth in the insurance laws, regulations and administrative rulings of each state, publications of the National Association of Insurance Commissioners and other documents.

The objectives of Statutory Accounting Practices differ from Generally Accepted Accounting Principles. Statutory Accounting Practices are designed to address the concerns of regulators. Generally Accepted Accounting Principles are designed to meet the varying needs of different users of financial statements. Statutory Accounting Practices are generally considered to be more conservative than Generally Accepted Accounting Principles and attempt to determine at the financial statement date an insurer’s ability to pay claims in the future. Generally Accepted Accounting Principles, on the other hand, stress measurement of earnings of a business from period to period, by matching revenues and expenses.

Exhibit 1

(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Premiums	$168.7	$166.8
Universal life and investment-type product policy fees	55.2	53.0
Net investment income	169.6	175.1
Net realized gains on investments	7.0	16.6
Retail brokerage and investment banking revenues	113.9	94.6
Other income	52.2	37.0

	566.6	543.1

BENEFITS AND EXPENSES:
Benefits to policyholders	200.4	196.3
Interest credited to policyholders account balances	35.4	33.9
Amortization of deferred policy acquisition costs	32.5	31.0
Dividends to policyholders	52.2	61.9
Other operating costs and expenses	263.0	213.2

	583.5	536.3

(Loss)/income from continuing operations before income taxes and cumulative effect of a change in accounting principle	(16.9)	6.8
Income tax (benefit)/expense	(0.6)	1.5

(Loss)/income from continuing operations before cumulative effect of a change in accounting principle	(16.3)	5.3

Discontinued operations: Income from real estate to be disposed of, net of income tax expense of $0.0 million and $1.2 million for the three-month periods ended March 31, 2004 and 2003, respectively.	—	2.3
Cumulative effect on prior periods of the adoption of SOP 03-1, net of income tax expense of $2.2 million	4.0	—

Net (loss)/income	$(12.3)	$7.6

(1)	These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.

Exhibit 2

PROTECTION PRODUCTS SEGMENT

The Protection Products segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are: (i) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (ii) the Company's disability income insurance business which was transferred in the DI Transaction.

Exhibit 3

(Unaudited)

PROTECTION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Premiums	$163.3	$160.8
Universal life and investment-type product policy fees	43.6	42.4
Net investment income	138.0	142.9
Other income	12.1	3.1

Total revenues	357.0	349.2

BENEFITS AND EXPENSES:
Benefits to policyholders	185.4	179.5
Interest credited to policyholder account balances	19.6	18.2
Amortization of deferred policy acquisition costs	28.0	27.6
Dividends to policyholders	51.7	61.5
Other operating costs and expenses	68.9	56.4

Total benefits and expenses	353.6	343.2

Pre-tax income from continuing operations excluding cumulative effect on prior periods of a change in accounting principle and net realized gains on investments	3.4	6.0
Net realized gains on investments	5.3	7.5

Pre-tax income from continuing operations before cumulative effect on prior periods of a change in accounting principle	8.7	13.5
Discontinued operations—pre-tax	—	3.0
Cumulative effect on prior periods of a change in accounting principle—pre-tax	2.7	—

Pre-tax income	$11.4	$16.5

RECONCILIATION OF "PRE-TAX INCOME FROM CONTINUING OPERATIONS EXCLUDING THE CUMULATIVE EFFECT ON PRIOR PERIODS OF A CHANGE IN ACCOUNTING PRINCIPLE AND NET REALIZED GAINS ON INVESTMENTS" TO "PRE-TAX ADJUSTED OPERATING INCOME"
Pre-tax income from continuing operations excluding the cumulative effect on prior periods of a change in accounting principle and net realized gains on investments	$3.4	$6.0
Change in policyholder dividend liability resulting from closed block realized gains	3.1	5.6
Net gains from venture capital investments	(0.8)	4.9

Pre-tax adjusted operating income	$5.7	$16.5

Exhibit 4A

(Unaudited)

CLOSED BLOCK INCOME STATEMENT

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Premiums	$107.4	$113.2
Net investment income	89.3	98.9
Net realized gains on investments	3.1	5.6
Other income	0.5	0.4

Total revenues	200.3	218.1

BENEFITS AND EXPENSES:
Benefits to policyholders	124.9	131.6
Interest credited to policyholders account balances	2.1	2.4
Amortization of deferred policy acquisition costs	10.9	8.8
Dividends to policyholders	50.6	60.7
Operating costs and expenses	1.2	1.4

Total benefits and expenses	189.7	204.9

Contribution from the Closed Block	$10.6	$13.2

CLOSED BLOCK ASSETS AND LIABILITIES

	March 31, 2004	December 31, 2003
	($ millions)
BALANCE SHEET DATA :
Assets:
General Account
Fixed maturities	$4,476.9	$4,348.9
Mortgage loans on real estate	601.4	593.6
Real estate held for investment	10.6	10.7
Other invested assets	17.3	9.8
Policy loans	1,072.2	1,078.0
Cash and cash equivalents	29.6	33.6
Premiums receivable	5.6	9.7
Deferred policy acquisition costs	348.1	368.8
Other assets	205.9	206.9

Total closed block assets	$6,767.6	$6,660.0

Liabilities:
General Account
Future policy benefits	$6,919.3	$6,930.9
Policyholders' account balances	288.8	290.2
Other policyholders' liabilities	149.4	140.9
Other liabilities	438.4	326.9

Total closed block liabilities	$7,795.9	$7,688.9

Exhibit 4B

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY—CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2004			As of December 31, 2003
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$2,095.7	78.8%	$2,252.2	$2,012.5	77.8%	$2,118.2
2	Baa	440.2	16.7%	477.1	438.8	17.2%	467.1
3	Ba	70.6	2.7%	77.9	75.6	3.0%	82.4
4	B	29.6	1.2%	33.3	32.4	1.3%	36.0
5	Caa and lower	12.6	0.6%	18.6	12.6	0.7%	18.8
6	In or near default	—	0.0%	—	—	0.0%	—

	Subtotal	2,648.7	100.0%	2,859.1	2,571.9	100.0%	2,722.5
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Public Fixed Maturities	$2,648.7	100.0%	$2,859.1	$2,571.9	100.0%	$2,722.5

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2004			As of December 31, 2003
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$466.1	31.8%	$514.5	$480.4	32.0%	$521.6
2	Baa	829.8	55.2%	892.5	824.3	53.8%	874.9
3	Ba	147.1	9.9%	160.0	165.4	10.9%	177.1
4	B	21.8	1.4%	23.2	22.5	1.5%	23.8
5	Caa and lower	20.1	1.4%	23.1	21.4	1.5%	24.5
6	In or near default	1.5	0.3%	4.5	1.5	0.3%	4.5

	Subtotal	1,486.4	100.0%	1,617.8	1,515.5	100.0%	1,626.4
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Private Fixed Maturities	$1,486.4	100.0%	$1,617.8	$1,515.5	100.0%	$1,626.4

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2004			As of December 31, 2003
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$2,561.8	61.8%	$2,766.7	$2,492.9	60.6%	$2,639.8
2	Baa	1,270.0	30.6%	1,369.6	1,263.1	30.9%	1,342.0
3	Ba	217.7	5.3%	237.9	241.0	6.0%	259.5
4	B	51.4	1.3%	56.5	54.9	1.4%	59.8
5	Caa and lower	32.7	0.9%	41.7	34.0	1.0%	43.3
6	In or near default	1.5	0.1%	4.5	1.5	0.1%	4.5

	Subtotal	4,135.1	100.0%	4,476.9	4,087.4	100.0%	4,348.9
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Fixed Maturities	$4,135.1	100.0%	$4,476.9	$4,087.4	100.0%	$4,348.9

Exhibit 5

(Unaudited)

PROTECTION PRODUCTS SEGMENT

NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

	Three-months Ended March 31,
	2004	2003
	($ millions)
PROTECTION BUSINESS SALES (3):
Traditional life	$0.7	$1.3
Term	14.5	13.6
Universal life	14.6	12.3
Variable universal life	4.2	5.1
Corporate owned life insurance	41.4	33.7
Group universal life	1.5	1.4

Total	$76.9	$67.4

	As of
	March 31, 2004	December 31, 2003
Insurance In Force ($ in millions except number of policies)
Traditional Life (1):
Number of policies (in thousands)	827.1	829.7
GAAP life reserves	$7,546.6	$7,544.4
Face amounts	$96,894.8	$94,073.3

Universal Life:
Number of policies (in thousands)	76.1	75.2
GAAP life reserves	$864.4	$840.0
Face amounts	$12,047.2	$11,927.1

Variable Universal Life (2):
Number of policies (in thousands)	67.9	68.0
GAAP life reserves	$1,328.2	$1,247.1
Face amounts	$19,334.8	$19,326.4

Group Universal Life:
Number of policies (in thousands)	39.0	39.7
GAAP life reserves	$77.2	$74.5
Face amounts	$1,541.6	$1,543.2

Total:
Number of policies (in thousands)	1,010.1	1,012.6
GAAP life reserves	$9,816.4	$9,706.0
Face amounts	$129,818.4	$126,870.0

(1)	Consists of whole life and term policies

(2)	Includes corporate owned life insurance

(3)	The amounts presented with respect to life insurance sales represent annualized statutory-basis premiums. Annualized statutory-basis premiums in the Protection Products segment represent the total premium scheduled to be collected on a policy or contract over a twelve-month period. Pursuant to the terms of certain of the policies and contracts issued by the company, premiums and deposits may be paid or deposited on a monthly, quarterly, or semi-annual basis. Annualized statutory-basis premium does not apply to corporate-owned and bank-owned life insurance (COLI and BOLI) single premium paying business. All premiums received on COLI and BOLI business and single premium paying policies during the periods presented are included. Statutory basis premiums are used in lieu of GAAP basis premiums because, in accordance with statutory accounting practices, revenues from all classes of long-duration contracts are measured on the same basis, whereas GAAP provides different revenue recognition rules for different classes of long-duration contracts.

The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For protection products GAAP recognizes premium revenue when due from a policyholder. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

Exhibit 6

(Unaudited)

PROTECTION PRODUCTS SEGMENT

GAAP DIRECT PREMIUMS AND DEPOSITS BY PRODUCT

	Three-months Ended March 31,
	2004	2003
	($ millions)
LIFE INSURANCE:
GAAP Premiums:
Traditional Life (1):
First year & single	$44.7	$43.5
Renewal	148.0	144.5

Total Direct Premiums	192.7	188.0
Less Ceded Premiums	(29.4)	(27.2)

Total GAAP Premiums	$163.3	$160.8

Deposits:
Universal Life:
First year & single	$12.9	$12.9
Renewal	26.2	24.1

Total	$39.1	$37.0

Variable Universal Life:
First year & single	$4.7	$6.4
Renewal	28.6	28.4

Total	$33.3	$34.8

Corporate Sponsored Variable Universal Life:
First year & single	$55.0	$24.8
Renewal	12.3	21.6

Total	$67.3	$46.4

Group Universal Life:
First year & single	$0.8	$1.2
Renewal	4.0	2.6

Total	$4.8	$3.8

(1)	Consists of whole life and term policies; includes disability income insurance premiums of $14.7 million and $15.2 million for the three-month periods ended March 31, 2004 and 2003, respectively.

Exhibit 7

ACCUMULATION PRODUCTS SEGMENT

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

Exhibit 8

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Premiums	$3.3	$3.7
Universal life and investment-type product policy fees	11.4	9.9
Net investment income	21.3	21.3
Other income	30.0	22.1

Total revenues	66.0	57.0

BENEFITS AND EXPENSES:
Benefits to policyholders	8.2	11.8
Interest credited to policyholder account balances	14.0	13.3
Amortization of deferred policy acquisition costs	4.5	3.4
Dividends to policyholders	0.3	0.3
Other operating costs and expenses	31.6	28.0

Total benefits and expenses	58.6	56.8

Pre-tax income from continuing operations excluding the cumulative effect on prior periods of a change in accounting principle and net realized gains on investments	7.4	0.2
Net realized gains on investments	1.8	3.3

Pre-tax income from continuing operations before cumulative effect on prior periods of a change in accounting principle	9.2	3.5
Discontinued operations—pre-tax	—	0.4
Cumulative effect on prior periods of a change in accounting principle—pre-tax	3.5	—

Pre-tax income	$12.7	$3.9

	Three-months Ended March 31,
	2004	2003
	($ millions)
Pre-tax income from continuing operations excluding the cumulative effect on prior periods of a change in accounting principle and net realized gains on investments	$7.4	$0.2
Net (loss)/gains from venture capital investments	(0.1)	1.8

Pre-tax adjusted operating income	$7.3	$2.0

Exhibit 9

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

ASSETS UNDER MANAGEMENT

	As of
	March 31, 2004	March 31, 2003	December 31, 2003
	($ billions)
ACCUMULATION SEGMENT:
Assets under management
Individual variable annuities	$3.8	$3.2	$3.8
Individual fixed annuities	1.0	0.8	1.0
Proprietary retail mutual funds	5.0	3.9	4.8

	$9.8	$7.9	$9.6

	Three-months Ended March 31,
	2004	2003
	($ millions)
RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY:
Beginning account value	$3,790.1	$3,244.9
Sales (1)(2)	97.4	91.9
Market appreciation	84.3	(29.5)
Mortality and expense	(10.9)	(8.7)
Surrenders and withdrawals	(125.2)	(105.8)

	$3,835.7	$3,192.8

ENTERPRISE GROUP OF FUNDS:
Beginning account value	$4,847.3	$3,695.3
Sales(2)	365.1	459.2
Dividends reinvested	5.4	6.0
Market appreciation	84.7	(52.3)
Redemptions	(323.1)	(246.3)

Ending account value	$4,979.4	$3,861.9

(1) Includes in 2003 the assumed management of $0.2 billion of money market funds previously managed by a third party.

(2) The amounts presented with respect to annuity and mutual fund sales represent deposits made by customers during the periods presented. The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For accumulation products, GAAP revenues are a function of fee based charges applied to a contract holder's account balance. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

Exhibit 10

RETAIL BROKERAGE AND INVESTMENT BANKING

The Retail Brokerage and Investment Banking segment is comprised of the results of the Company's subsidiaries, The Advest Group, Inc. ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). AGI, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

Exhibit 11

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DATA

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Net investment income	$0.1	$—
Retail brokerage and investment banking	113.9	94.6
Other income	2.7	4.0

Total revenues	116.7	98.6

BENEFITS AND EXPENSES:
Other operating costs and expenses	112.6	99.7

Total benefits and expenses	112.6	99.7

Pre-tax income/(loss) from continuing operations excluding the cumulative effect on prior periods of a change in accounting principle and net realized gains/(losses) on investments	4.1	(1.1)
Net realized gains/(losses) on investments	—	—

Pre-tax income/(loss) from continuing operations before cumulative effect on prior periods of a change in accounting principle	$4.1	$(1.1)

Exhibit 12

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DETAIL

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Commissions	$52.1	$34.3
Interest	6.8	7.1
Principal transactions	24.9	32.0
Asset management and administration	18.0	12.9
Investment banking	9.9	6.2
Other	5.0	6.1

Total revenues	116.7	98.6

EXPENSES:
Compensation	66.5	58.3
Interest	2.9	3.4
Other	43.2	38.0

Total expenses	112.6	99.7

Pre-tax income/(loss)	$4.1	$(1.1)

	ADVEST—NET INTEREST Three-months Ended
	March 31, 2004		March 31, 2003
	($ millions)
Net Interest Income—
Interest Income:
Brokerage customers	$3.0	44.1%	$3.0	42.3%
Stock borrowed	0.5	7.4%	0.6	8.4%
Investments	0.1	1.5%	—	0.0%
Security inventory	2.8	41.2%	2.7	38.0%
Other	0.4	5.8%	0.8	11.3%

	$6.8	100.0%	$7.1	100.0%

Interest Expense:
Stock loaned	1.9	65.5%	2.2	64.7%
Brokerage customers	1.0	34.5%	1.1	32.4%
Borrowings	—	0.0%	0.1	2.8%
Other	—	0.0%	—	0.1%

	2.9	100.0%	3.4	100.0%

Net interest income	$3.9	57.4%	$3.7	52.1%

ADVEST STATISTICAL DATA

March 31, 2004
Client Assets ( in millions) *	$38,348.2

Number of Client Accounts (in thousands)	255

*	Includes assets managed under fee-based programs of approximately $9,364 million.

Exhibit 13

OTHER PRODUCTS SEGMENT

The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

RECONCILING AMOUNTS

The reconciling amounts include certain benefits for the Company's benefit plans, the results of the holding companies and certain non-recurring items.

Exhibit 14

(Unaudited)

OTHER PRODUCTS SEGMENT AND RECONCILING ITEMS

INCOME STATEMENT DATA

	Three-months Ended March 31,
	2004	2003
	($ millions)
REVENUES:
Premiums	$2.1	$2.3
Universal life and investment-type product policy fees	0.2	0.7
Net investment income	10.2	10.9
Other income	7.4	7.8

Total revenues	19.9	21.7

BENEFITS AND EXPENSES:
Benefits to policyholders	6.8	5.0
Interest credited to policyholder account balances	1.8	2.4
Amortization of deferred policy acquisition costs	—	—
Dividends to policyholders	0.2	0.1
Other operating costs and expenses	49.9	29.1

Total benefits and expenses	58.7	36.6

Pre-tax loss from continuing operations excluding the cumulative effect on prior periods of a change in accounting principle and net realized gains/(losses) on investments	(38.8)	(14.9)
Net realized gains/(losses) on investments	(0.1)	5.8

Pre-tax loss from continuing operations before cumulative effect on prior periods of a change in accounting principle	(38.9)	(9.1)
Discontinued operations—pre-tax	—	0.1

Pre-tax loss	$(38.9)	$(9.0)

	Three-months Ended March 31,
	2004	2003
	($ millions)
Pre-tax loss from continuing operations excluding the cumulative effect on prior periods of a change in accounting principle and net realized gains/(losses) on investments	$(38.8)	$(14.9)
Net loss from venture capital investments	—	1.3
Merger related expenses	21.2	—

Pre-tax adjusted operating loss	$(17.6)	$(13.6)

INVESTMENTS

ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16

(Unaudited)

CONSOLIDATED GAAP INVESTED ASSETS

	As of March 31, 2004		As of December 31, 2003
	Carrying Value	% of Total	Carrying Value	% of Total
	($ millions)
INVESTED ASSETS
Fixed Maturities, Available for Sale	$8,766.7	68.1%	$8,525.2	67.4%
Fixed Maturities, Held to Maturity	0.1	0.0%	0.1	0.0%
Fixed Maturities, Trading	80.0	0.6%	78.3	0.6%
Equity Securities, Available for Sale	257.2	2.0%	257.3	2.0%
Mortgage Loans on Real Estate	1,896.4	14.7%	1,782.4	14.1%
Policy Loans	1,175.5	9.1%	1,180.0	9.3%
Real Estate Held for Investment	172.4	1.3%	174.1	1.4%
Other Invested Assets	136.1	1.1%	102.5	0.8%
Cash and Cash Equivalents	396.2	3.1%	556.8	4.4%

Invested Assets, excluding Trading Securities in Advest	$12,880.6	100.0%	$12,656.7	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17

(Unaudited)

INVESTMENT RESULTS BY ASSET CATEGORY

	Three-months Ended March 31, 2004		Three-months Ended March 31, 2003		Year Ended December 31, 2003		Year Ended December 31,2002
	Yield (2)	Amount	Yield (2)	Amount	Yield (1)	Amount	Yield (1)	Amount
	($ millions)		($ millions)		($ millions)		($ millions)
FIXED MATURITIES (3)
Investment Income	5.6%	$113.7	6.8%	$127.1	6.5%	$504.9	6.9%	$491.0
Realized Gains (losses)	0.5%	10.3	0.9%	16.4	0.6%	47.7	-1.1%	(79.3)
Total	6.1%	$124.0	7.7%	$143.5	7.1%	$552.6	5.8%	$411.7

Ending Assets		$8,225.5		$7,560.0		$8,128.3		$7,453.4

EQUITY SECURITIES
Investment Income	1.5%	$0.9	-12.6%	$(7.8)	5.0%	$12.7	2.9%	$7.9
Realized Gains (losses)	-1.0%	(0.6)	-5.7%	(3.5)	-3.6%	(9.1)	-14.1%	(38.7)
Total	0.5%	$0.3	-18.3%	$(11.3)	1.4%	$3.6	-11.2%	$(30.8)

Ending Assets		$257.2		$245.2		$257.3		$249.0

MORTGAGE LOANS
Investment Income	7.5%	$34.5	7.7%	$35.6	7.8%	$143.4	7.5%	$138.9
Realized Gains (losses)	-0.1%	(0.4)	0.3%	1.4	1.0%	18.6	-0.2%	(3.0)
Total	7.4%	$34.1	8.0%	$37.0	8.8%	$162.0	7.3%	$135.9

Ending Assets		$1,896.4		$1,829.0		$1,782.4		$1,877.4

REAL ESTATE (4)
Investment Income	11.3%	$4.9	8.7%	$4.4	2.8%	$5.4	7.4%	$16.2
Realized Gains (losses)	-1.2%	(0.5)	11.9%	6.1	5.4%	10.4	-16.9%	(36.9)
Total	10.1%	$4.4	20.7%	$10.5	8.2%	$15.8	-9.5%	$(20.7)

Ending Assets		$172.4		$200.5		$174.1		$206.9

POLICY LOANS
Investment Income	6.2%	$18.3	6.6%	$20.0	6.6%	$78.7	6.9%	$84.8
Realized Gains (losses)	0.0%	—	0.0%	—	0.0%	—	0.0%	—
Total	6.2%	$18.3	6.6%	$20.0	6.6%	$78.7	6.9%	$84.8

Ending Assets		$1,175.5		$1,204.0		$1,180.0		$1,212.5

CASH AND CASH EQUIVALENTS
Investment Income	0.9%	$1.1	1.4%	$1.6	1.3%	$5.9	2.1%	$9.3
Realized Gains (losses)	0.0%	0.0	0.0%	0.0	-0.4%	(2.1)	0.0%	(0.0)
Total	0.9%	$1.1	1.4%	$1.6	0.9%	$3.8	2.1%	$9.3

Ending Assets		$396.2		$487.7		$556.8		$390.0

OTHER INVESTED ASSETS
Investment Income	9.6%	$2.9	6.6%	$2.0	16.1%	$17.2	16.1%	$18.3
Realized Gains (losses)	-6.2%	(1.8)	-0.9%	(0.3)	-4.9%	(5.2)	0.1%	0.1
Total	3.4%	$1.1	5.7%	$1.7	11.2%	$12.0	16.2%	$18.4

Ending Assets		$136.1		$131.2		$102.5		$110.8

TOTAL BEFORE INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	5.8%	$176.4	6.3%	$182.9	6.5%	$768.2	6.9%	$766.6
Realized Gains (losses)	0.2%	7.0	0.7%	20.1	0.5%	60.3	-1.4%	(157.8)
Total	6.0%	$183.4	7.0%	$203.0	7.0%	$828.5	5.5%	$608.8

Ending Assets		$12,259.3		$11,657.6		$12,181.4		$11,500.0

Other Fee Income	0.0%	$0.1	0.0%	$0.7	0.0%	$0.7	0.0%	$1.3
Investment expense	-0.2%	$(6.9)	-0.3%	$(8.4)	-0.2%	$(29.4)	-0.3%	$(29.6)
Discontinued Operations—Income (5)	0.0%	$—	0.0%	$(0.1)	0.0%	$0.1	0.0%	$(1.0)

Discontinued Operations—Realized Gains (Losses) (6)	0.0%	$—	-0.1%	$(3.5)	-0.1%	$(9.1)	0.0%	$4.8

TOTAL AFTER INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	5.6%	$169.6	6.0%	$175.1	6.3%	$739.5	6.6%	$737.3
Realized Gains (losses)	0.2%	7.0	0.6%	16.6	0.4%	51.2	-1.4%	(153.0)
Total	5.8%	$176.6	6.6%	$191.7	6.7%	$790.7	5.2%	$584.3

Ending Assets		12,259.3		11,657.6		12,181.4		11,500.0

Net unrealized gains (losses) on fixed maturities		621.3		522.1		475.3		517.9

Total invested assets		$12,880.6		$12,179.7		$12,656.7		$12,017.9

(1)	Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.

(2)	Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.

(3)	Trading portfolio balances of Advest of $803.1 million at March 31, 2004, $760.0 million at December 31, 2003, $787.5 million at March 31, 2004, and $726.7 million at December 31, 2003 and results are excluded from the yield calculation.

(4)	Equity real estate income is shown net of operating expenses, depreciation and minority interest and includes net income classified as discontinued operations.

(5)	Income from real estate available for sale is reclassified as discontinued operations (FAS 144).

(6)	Realized gains (losses) from real estate available for sale is reclassified as discontinued operations (FAS 144).

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18A

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2004			Year Ended December 31, 2003
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$4,171.0	76.6%	$4,437.1	$4,060.1	76.5%	$4,237.6
2	Baa	1,015.9	19.0%	1,098.3	968.9	18.7%	1,033.5
3	Ba	147.9	2.8%	160.6	151.1	2.9%	163.3
4	B	61.0	1.2%	72.3	69.2	1.5%	84.6
5	Caa and lower	14.2	0.4%	20.3	14.9	0.4%	21.3
6	In or near default	0.7	0.0%	0.9	0.9	0.0%	1.1

	Subtotal	5,410.7	100.0%	5,789.5	5,265.1	100.0%	5,541.4
	Redeemable preferred stock	1.0	0.0%	1.1	1.0	0.0%	1.0

	Total Public Fixed
	Maturities	$5,411.7	100.0%	$5,790.6	$5,266.1	100.0%	$5,542.4

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2004			Year Ended December 31, 2003
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$769.8	27.6%	$844.2	$774.8	27.3%	$836.3
2	Baa	1,557.3	55.0%	1,681.1	1,554.3	54.0%	1,654.0
3	Ba	360.0	12.6%	385.7	391.9	13.5%	414.2
4	B	59.7	2.2%	66.7	64.7	2.3%	68.9
5	Caa and lower	25.5	1.0%	28.8	35.1	1.3%	38.5
6	In or near default	5.4	0.3%	8.9	5.4	0.3%	9.2

	Subtotal	2,777.7	98.7%	3,015.4	2,826.2	98.7%	3,021.1
	Redeemable preferred stock	36.0	1.3%	40.8	36.0	1.3%	40.1

	Total Private Fixed
	Maturities	$2,813.7	100.0%	$3,056.2	$2,862.2	100.0%	$3,061.2

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		As of March 31, 2004			Year Ended December 31, 2003
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$4,940.8	59.7%	$5,281.3	$4,834.9	59.0%	$5,073.9
2	Baa	2,573.2	31.4%	2,779.4	2,523.2	31.2%	2,687.5
3	Ba	507.9	6.2%	546.3	543.0	6.7%	577.5
4	B	120.7	1.6%	139.0	133.9	1.8%	153.5
5	Caa and lower	39.7	0.5%	49.1	50.0	0.7%	59.8
6	In or near default	6.1	0.1%	9.8	6.3	0.1%	10.3

	Subtotal	8,188.4	99.5%	8,804.9	8,091.3	99.5%	8,562.5
	Redeemable preferred stock	37.0	0.5%	41.9	37.0	0.5%	41.1

	Total Fixed
	Maturities	$8,225.4	100.0%	$8,846.8	$8,128.3	100.0%	$8,603.6

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18B

(Unaudited)

FIXED MATURITIES BY INDUSTRY

	As of March 31, 2004
	($ millions)
Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$804.4	13.9%	$996.9	32.6%	$1,801.3	20.4%
Government & Agency	1,407.6	24.3%	—	0.0%	1,407.6	15.9%
Other Manufacturing	165.2	2.8%	582.0	19.1%	747.2	8.5%
Public Utilities	536.3	9.3%	279.8	9.2%	816.1	9.2%
Non-Government—Asset/Mortgage Backed	459.5	7.9%	190.5	6.2%	650.0	7.3%
Banks	576.2	10.0%	80.4	2.6%	656.6	7.4%
Transportation/Aerospace	322.8	5.6%	173.9	5.7%	496.7	5.6%
Financial Services	371.1	6.4%	154.8	5.1%	525.9	6.0%
Mortgage Backed-Government & Agency	425.6	7.3%	0.8	0.0%	426.4	4.8%
Energy	246.6	4.3%	167.1	5.5%	413.7	4.7%
Nat/Res/Manuf(non-energy)	144.8	2.5%	208.6	6.8%	353.4	4.0%
Other	164.8	2.8%	22.6	0.7%	187.4	2.1%
Media/Adver/Printing	63.4	1.1%	125.9	4.1%	189.3	2.1%
Telecommunications	81.7	1.4%	11.5	0.4%	93.2	1.1%
Cable Television	20.6	0.4%	49.9	1.6%	70.5	0.8%
Bank Holding Companies	—	0.0%	11.5	0.4%	11.5	0.1%

Total	$5,790.6	100.0%	$3,056.2	100.0%	$8,846.8	100.0%

	As of December 31, 2003
	($ millions)
Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$725.0	13.1%	$985.8	32.2%	$1,710.8	19.9%
Government & Agency	1,424.7	25.7%	—	0.0%	1,424.7	16.5%
Other Manufacturing	154.1	2.8%	595.9	19.5%	750.0	8.7%
Public Utilities	493.7	8.9%	279.1	9.1%	772.8	9.0%
Non-Government—Asset/Mortgage Backed	398.6	7.2%	194.8	6.4%	593.4	6.9%
Banks	550.4	9.9%	78.2	2.5%	628.6	7.3%
Transportation/Aerospace	329.3	6.0%	186.4	6.1%	515.7	6.0%
Financial Services	338.5	6.1%	154.0	5.0%	492.5	5.7%
Mortgage Backed-Government & Agency	436.0	7.9%	0.8	0.0%	436.8	5.1%
Energy	227.7	4.1%	165.9	5.4%	393.6	4.6%
Nat/Res/Manuf(non-energy)	140.5	2.5%	200.2	6.5%	340.7	4.0%
Other	159.9	2.9%	23.3	0.8%	183.2	2.1%
Media/Adver/Printing	61.2	1.1%	124.3	4.1%	185.5	2.1%
Telecommunications	80.0	1.4%	12.1	0.4%	92.1	1.1%
Cable Television	18.0	0.3%	48.9	1.6%	66.9	0.8%
Bank Holding Companies	4.8	0.1%	11.5	0.4%	16.3	0.2%

Total	$5,542.4	100.0%	$3,061.2	100.0%	$8,603.6	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18C

(Unaudited)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

	As of March 31, 2004	As of December 31, 2003
	($ in millions)	($ in millions)
Equity Method
Public common stock	$12.2	$14.1
Private common stock	68.9	66.5

Sub-total	81.1	80.6

Fair Value Method
Public common stock	15.3	17.1
Private common stock	83.0	79.9

Sub-total	98.3	97.0

Total Venture Capital Partnership Investments	$179.4	$177.6

(1)	Includes other net assets included on partnerships' financial statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

	As of March 31, 2004		As of December 31, 2003
	($ millions)%		($ millions)%
Information Technology	$88.1	49.1%	$88.3	49.7%
Domestic LBO	38.6	21.5%	39.0	22.0%
Life Sciences	11.5	6.4%	11.2	6.3%
Telecommunications	6.1	3.4%	4.5	2.5%
International LBO	17.6	9.8%	15.8	8.9%
Merchant Banking	4.1	2.3%	4.1	2.3%
Other	13.4	7.5%	14.7	8.3%

Total Venture Capital Partnership Investments by Sector	$179.4	100.0%	$177.6	100.0%

Exhibit 19

(Unaudited)

PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL

MORTGAGES AT CARRYING VALUE

	As of March 31, 2004	As of December 31, 2003
	($ millions)
Total Commercial Mortgages	$1,553.2	$1,434.7

Problem commercial mortgages (1)	—	—
Potential problem commercial mortgages	40.3	18.1
Restructured commercial mortgages	5.6	5.8

Total problem, potential problem and restructured commercial mortgages	$45.9	$23.9

Total problem, potential problem and restructured commercial mortgages as a % of total commercial mortgages	3.0%	1.7%

Valuation allowances/writedowns (2)
Potential problem loans	$0.2	$0.7
Restructured loans	2.1	2.1

Total valuation allowances/writedowns	$2.3	$2.8

Total valuation allowances as a percent of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances and writedowns	4.8%	10.5%

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.

(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A

(Unaudited)

EQUITY REAL ESTATE

	As of March 31,	As of December 31,
	2004	2003
	($ millions)
TYPE
Real estate	$144.3	$145.9

Subtotal	144.3	145.9
Foreclosed	28.1	28.2

Total	$172.4	$174.1

Exhibit 20B

(Unaudited)

MORTGAGES AND REAL ESTATE

	As of March 31, 2004		As of December 31, 2003
	($ millions)		($ millions)
Geographic Region
Southeast	$480.1	23.1%	$456.6	23.3%
West	411.3	19.9%	344.8	17.6%
Northeast	187.9	9.1%	158.1	8.1%
Mountain	365.8	17.7%	376.9	19.3%
Midwest	386.6	18.7%	382.5	19.6%
Southwest	237.1	11.5%	237.6	12.1%

	$2,068.8	100.0%	$1,956.5	100.0%

	As of March 31, 2004		As of December 31, 2003
	($ millions)		($ millions)
Property Type:
Office Buildings	$890.7	43.0%	$845.6	43.2%
Agricultural	343.4	16.6%	347.9	17.8%
Hotel	268.5	13.0%	267.3	13.7%
Retail	142.9	6.9%	143.7	7.3%
Industrial	183.5	8.9%	163.5	8.4%
Other	116.3	5.6%	104.4	5.3%
Apartment Buildings	123.5	6.0%	84.1	4.3%

	$2,068.8	100.0%	$1,956.5	100.0%

The Exhibit above includes invested assets in the Closed Block.